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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 28, 2005

                          ATLAS PIPELINE PARTNERS, L.P.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                     1-14998                    23-3011077
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(State of incorporation           (Commission               (I.R.S. Employer
   or organization)               File Number)             Identification No.)

               311 Rouser Road, Moon Township, Pennsylvania 15108
               --------------------------------------------------
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (412) 262-2830


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 - Results of Operations and Financial Condition and Regulation FD
Disclosure.

On February 28, 2005, Atlas Pipeline Partners, L.P. (the "Partnership") will participate in the Fourth Annual Master Limited Partnership Conference at The Essex House Hotel in New York City A copy of the Partnership's presentation is included as Exhibit 99.1 to this report.

Item 9.01     Financial Statements and Exhibits

      (c)     Exhibits

              99.1  Slide show presentation dated February 28, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ATLAS PIPELINE PARTNERS, L.P.

                                        By:  Atlas Pipeline Partners GP, LLC
                                             Its General Partner

Date: February 28, 2004

                                        By:
                                             -----------------------------------
                                             Michael L. Staines
                                             President and
                                             Chief Operating Officer